UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23333

Cliffwater Corporate Lending Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Registrant’s telephone number, including area code: (414) 299-2000

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Shareholders

CLIFFWATER CORPORATE LENDING FUND

Annual Report

For the Year Ended December 31, 2020

Cliffwater Corporate Lending Fund

Table of Contents
For the Year Ended December 31, 2020

Letter to Shareholders (Unaudited)	2-3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5-20
Consolidated Statement of Assets and Liabilities	21
Consolidated Statement of Operations	22
Consolidated Statements of Changes in Net Assets	23
Consolidated Statement of Cash Flows	24-25
Consolidated Financial Highlights	26-27
Notes to Consolidated Financial Statements	28-47
Other Information (Unaudited)	48-49
Fund Management (Unaudited)	50-52

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Corporate Lending Fund

Letter to Shareholders
December 31, 2020 (Unaudited)

To our shareholders:

The Cliffwater Corporate Lending Fund (the fund) recently completed its first full calendar year of operations, and we want to thank you for the trust you have placed in us.

Covid-19 made calendar 2020 a formidable year, but the fund produced a net 9.25% return for the year. Contributing to this positive outcome, we believe the fund performed well when the Covid-19 crisis initially hit the financial markets. The fund experienced its greatest decline of -3.96% from February 24, 2020 through March 25, 2020 when the S&P/LSTA Leveraged Loan Index and the Russell 3000 Index dropped -18.77% and -24.36%, respectively. In retrospect, the fund’s performance supported our investment thesis that a diversified portfolio of US middle market corporate loans could provide investors both attractive current income and capital preservation.

The fund also experienced steady investor inflows over the year, with its net-asset-value more than doubling over the calendar year from $267 million to $745 million. In March 2020, the fund put in place a term credit facility with Massachusetts Mutual Life Insurance Company (MassMutual) that we believe allows it to improve yield through borrowings and better manage interim cash flows. We are very excited about our MassMutual relationship and expect the facility to grow with the fund over time.

We remain confident in the fund’s continued performance despite an economic environment that remains uncertain due to Covid-19. First, the fund’s 7.1% current yield as of December 31, 2020 is attractive, particularly compared to most investment grade debt whose current yield is less than 3%*. Second, the fund’s performance over the last year includes unrealized losses from markdowns that may be reversed if the debt markets continue to heal. Finally, Cliffwater and the fund’s sub-advisers continue to see opportunities ahead that we believe could enhance the overall portfolio yield and further protect principal.

We again sincerely thank you for your support. Stay safe and we will all get through this together.

Regards,

Stephen L. Nesbitt
Chief Investment Officer
Cliffwater LLC

*	As represented by Bloomberg Barclays U.S. Aggregate Bond Index as of December 31. The fund has no direct investments in investment grade debt.

The Fund’s cumulative return since inception, June 5, 2019, through December 31, 2020 was 7.47%. The performance data shown represents past performance which does not guarantee future results. It is net of all fees. Current performance may be lower or higher than the performance quoted. All performance shown assumes reinvestment of dividends. Although effective on March 6, 2019, the Fund first began investing in accordance with its investment objectives on June 5, 2019 (inception date).

Cliffwater Corporate Lending Fund

Letter to Shareholders
December 31, 2020 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Pandemic Risk. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations.

A credit facility is a type of loan made in a business or corporate finance context. It allows the borrowing business to take out money over an extended period of time rather than reapplying for a loan each time it needs money.

Cliffwater Corporate Lending Fund

Report of Independent Registered Public Accounting Firm
December 31, 2020

To the Shareholders and Board of Trustees of
Cliffwater Corporate Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and forward foreign currency exchange contracts, of Cliffwater Corporate Lending Fund (the “Fund”) as of December 31, 2020, the related consolidated statement of operations and cash flows for the year then ended, the related notes, and the consolidated statements of changes in net assets and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, agent banks, and underlying fund managers or by other appropriate auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 1, 2021

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020

Number of Shares		Value
	JOINT VENTURE — 1.9%
N/A	Middle Market Credit Fund II, LLC[1]	$14,449,966
	TOTAL JOINT VENTURE
	(Cost $12,708,191)	14,449,966

Principal Amount
	COLLATERALIZED LOAN OBLIGATIONS — 15.1%
$12,000,000	ABPCI Direct Lending Fund CLO X LP 10.716% (3-Month USD Libor+1,047 basis points), 1/20/2032[2,3,4,5]	11,400,000
	BlackRock Elbert CLO V Ltd.
11,000,000	9.663% (3-Month USD Libor+940 basis points), 12/15/2031[2,4]	10,725,000
39,500,000	16.500%, 12/15/2031*,2,5,6	39,525,873
10,000,000	Monroe Capital MML CLO IX Ltd. 8.916% (3-Month USD Libor+870 basis points), 10/22/2031[2,3,4,5,7]	9,608,685
2,910,000	Monroe Capital MML CLO VII Ltd. 7.463% (3-Month USD Libor+725 basis points), 11/22/2030[2,3,4,5]	2,728,641
	Monroe Capital MML CLO VIII, Ltd.
9,850,000	5.063% (3-Month USD Libor+485 basis points), 5/22/2031[2,3,4,5,7]	9,147,799
10,000,000	8.363% (3-Month USD Libor+815 basis points), 5/22/2031[2,3,4,7]	9,230,514
15,000,000	16.500%, 5/22/2031*,2,3,5,6	11,946,305
	Monroe Capital MML CLO X Ltd.
5,000,000	7.128% (3-Month USD Libor+690 basis points), 8/20/2031[2,3,4,5,7]	5,060,268
3,000,000	9.078% (3-Month USD Libor+885 basis points), 8/20/2031[2,3,4,5]	2,955,837
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $115,464,298)	112,328,922

Number of Shares
	COMMON STOCKS — 0.5%
	FINANCIALS — 0.5%
10,103	Crescent Capital BDC, Inc.	147,201
50,828	Monroe Capital Corp.	408,149
72,975	New Mountain Finance Corp.	828,996
46,604	Owl Rock Capital Corp.	590,006
8,215	Solar Capital Ltd.	143,845
22,470	Stellus Capital Investment Corp.	244,473
79,585	TPG Specialty Lending, Inc.	1,651,389
		4,014,059
	TOTAL COMMON STOCKS
	(Cost $3,318,485)	4,014,059

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Number of Shares/Units		Value
	INVESTMENT PARTNERSHIPS — 7.4%
N/A	AG Direct Lending Fund II L.P.[8,9]	$25,544,029
N/A	AG Direct Lending Fund III L.P.[8,10]	19,101,798
N/A	HPS Mezzanine Partners 2019 LP [11]	3,497,926
N/A	Silver Point Specialty Credit Fund II, L.P.[12]	7,053,806
	TOTAL INVESTMENT PARTNERSHIPS
	(Cost $51,399,390)	55,197,559

	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 6.7%
5,892,548	Business Development Corp. Of America [8],20	39,518,646
750,000	New Mountain Guardian III BDC, LLC[13]	7,419,121
169,553	Owl Rock Technology Finance Corp.[14]	2,538,335
	TOTAL NON-LISTED BUSINESS DEVELOPMENT COMPANIES
	(Cost $44,029,058)	49,476,102

	PRIVATE EQUITY — 0.9%
4.67	Owl Rock Capital Technology Holdings LLC[5],21	6,766,715
	TOTAL PRIVATE EQUITY
	(Cost $507,083)	6,766,715

Principal Amount
	SENIOR SECURED LOANS — 95.8%
	COMMUNICATIONS — 2.7%
$2,985,000	1236904 B.C. Ltd. Term Loan, 5.647% (1-Month USD Libor+550 basis points), 3/4/2027[3,4,5,8]	2,735,572
	CM Acquisitions Holdings Inc.
827,521	Incremental Term Loan, 5.750% (3-Month EUR Libor+450 basis points), 5/6/2025[4,5,15]	813,039
2,661,229	Term Loan, 5.750% (3-Month EUR Libor+475 basis points), 5/6/2025[4,5,15]	2,614,657
304,370	Delayed Draw, 5.750% (3-Month EUR Libor+475 basis points), 5/6/2025[4,5,15]	299,044
4,252,086	HPS Technology Senior Secured Loan Term Loan, 9.000% (3-Month USD Libor+800 basis points), 12/29/2023[4,5,8,16]	4,098,794
9,950,000	HPS Telecommunications Senior Secured Loan Term Loan, 7.500% (3-Month USD Libor+600 basis points), 5/30/2025[4,5,8,16]	9,772,322
		20,333,428
	CONSUMER DISCRETIONARY — 12.2%
	Apex Service Partners
3,945,454	Delayed Draw, 1.000%, 7/31/2025[5,17]	3,886,272
1,509,091	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 7/31/2025[4,5]	1,486,454
6,545,455	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/31/2025[4,5]	6,447,273
	Archimede
EUR 1,500,000	Delayed Draw, 6.000% (3-Month EUR Libor+600 basis points), 10/27/2027[4,5,15]	1,786,587
EUR 2,500,000	Term Loan, 6.000% (3-Month EUR Libor+600 basis points), 10/27/2027[4,5,15]	2,977,645

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$491,220	Cambium Learning Group, Inc. Term Loan, 4.720% (3-Month USD Libor+450 basis points), 12/18/2025[3,4,8]	$489,501
3,012,187	CHOPT Creative Salad Company Term Loan, 8.750% (1-Month USD Libor+640 basis points), 1/22/2024[4,5]	2,985,812
8,000,000	Discovery Education, Inc. Term Loan, 5.750% (3-Month USD Libor+475 basis points), 10/30/2026[4,5]	7,860,000
	Fleetwash, Inc.
276,131	Delayed Draw, 1.000%, 10/1/2024[5,8,17]	274,942
222,221	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 10/1/2024[4,5,8]	221,264
982,368	Guidehouse LLP Term Loan, 4.645% (1-Month USD Libor+450 basis points), 5/1/2025[3,4,5,8]	983,085
	Hightower Holding LLC
1,209,677	Delayed Draw, 1.000%, 1/31/2025[4,5,8,17]	1,203,907
6,274,597	Term Loan, 6.000% (3-Month USD Libor+500 basis points), 1/31/2025[3,4,5,8]	6,198,324
	HPS Consumer Senior Secured Loan
4,796,829	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 11/18/2022[4,5,8,16]	4,796,829
4,984,472	Term Loan, 9.000% (3-Month USD Libor+600 basis points), 6/27/2025[4,5,8,16]	4,638,487
990,000	Huskies Parent, Inc. Term Loan, 4.148% (3-Month USD Libor+400 basis points), 8/1/2026[3,4,5,8]	981,397
984,887	KC Culinarte Intermediate LLC Term Loan, 4.750% (3-Month USD Libor+375 basis points), 8/24/2025[3,4,5,8]	980,645
9,000,000	MAG DS Corp. Term Loan, 5.647% (1-Month USD Libor+525 basis points), 4/1/2027[3,4,5,8]	8,622,095
1,850,618	Oak Parent, Inc. Term Loan, 5.500% (3-Month USD Libor+450 basis points), 7/9/2024[3,4,5,8]	1,695,841
	Pool & Electrical Products, LLC
1,901,909	Revolver, 0.500%, 10/28/2026[5,17]	1,885,913
3,153,127	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 10/28/2026[4,5]	3,126,607
633,970	Revolver, 6.500% (3-Month USD Libor+550 basis points), 10/28/2026[4,5]	628,638
4,310,994	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 10/28/2026[4,5]	4,274,736
966,133	Pre-Paid Legal Services, Inc. Term Loan, 3.396% (3-Month USD Libor+325 basis points), 5/1/2025[3,4,8]	956,872
1,984,962	RCS Consumer Discretionary Senior Secured Loan Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/6/2025[4,5,8,16]	1,936,588
982,412	Spring Education Group, Inc. Term Loan, 4.470% (3-Month USD Libor+425 basis points), 7/30/2025[3,4,5,8]	933,437
	TDG Group Holding Company
375,730	Term Loan, 5.397% (3-Month USD Libor+525 basis points), 5/31/2024[4,5,8]	375,730
115,459	Term Loan, 5.397% (3-Month USD Libor+525 basis points), 5/31/2024[4,5,8]	115,459
	Wheel Pros, Inc.
5,948,905	Term Loan, 6.250% (1-Month USD Libor+525 basis points), 11/6/2027[3,4,5]	5,872,303
5,000,000	Term Loan, 10.000% (1-Month USD Libor+900 basis points), 11/6/2028[3,4,5]	4,857,578

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		CONSUMER DISCRETIONARY (Continued)
	$8,000,000	Woof Holdings, Inc. Term Loan, 8.000% (1-Month USD Libor+725 basis points), 12/21/2028[3,4,5]	$7,840,979
			91,321,200
		CONSUMER STAPLES — 4.8%
	5,000,000	Black Rock Coffee Term Loan, 6.500% (3-Month USD Libor+700 basis points), 6/23/2025[4,5,8]	4,978,156
	3,697,104	C.P. Converters, Inc. Term Loan, 7.500% (3-Month USD Libor+650 basis points), 6/18/2023[4,5,8]	3,652,624
	4,987,405	Easy Ice, LLC Term Loan, 4.769% (3-Month USD Libor+450 basis points), 12/31/2024[4,5,8]	4,953,420
	1,233,175	Hoffmaster Group, Inc. Term Loan, 5.000% (3-Month USD Libor+400 basis points), 11/23/2023[3,4,5,8]	1,091,507
	9,747,900	HPS Consumer Staples Senior Secured Loan Term Loan, 7.000% (3-Month USD Libor+600 basis points), 9/1/2026[4,5,8,16]	9,538,468
	3,778,999	JUUL Labs, Inc. Term Loan, 9.500% (3-Month USD Libor+800 basis points), 8/2/2023[4,5]	3,824,347
		Purfoods, LLC
	3,000,000	Delayed Draw, 1.000%, 8/12/2026[5,8,17]	2,979,557
	4,488,750	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 8/12/2026[4,5,8]	4,458,162
			35,476,241
		ENERGY — 0.1%
	493,750	Kamc Holdings, Inc. Term Loan, 4.256% (3-Month USD Libor+400 basis points), 8/14/2026[3,4,5,8]	460,665

		FINANCIALS — 5.0%
EUR	616,852	Dreamstart BidCo Term Loan, 4.500% (3-Month EUR Libor+450 basis points), 3/30/2027[4,5,15]	732,823
	946,776	GGC Aperio Holdings, L.P. Term Loan, 5.220% (3-Month USD Libor+500 basis points), 10/25/2024[4,5,8]	946,775
		HPS Financials Senior Secured Loan
	4,398,060	Term Loan, 8.000% (3-Month USD Libor+725 basis points), 6/29/2023[4,5,8,16]	4,238,130
	3,570,450	Term Loan, 5.750% (3-Month EUR Libor+575 basis points), 8/3/2025[4,5,8,15]	4,288,316
	4,517,888	Term Loan, 5.793% (3-Month GBP Libor+575 basis points), 8/3/2025[4,5,8,15]	6,074,009
	9,975,000	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 10/2/2025[4,5]	9,741,668
		Kwor Acquisition, Inc.
	100,000	Delayed Draw, 4.000%, 6/3/2026[5,8,17]	99,900
	985,000	Term Loan, 4.147% (1-Month USD Libor+400 basis points), 6/3/2026[3,4,5,8]	984,014
	4,962,406	RCS Financials Senior Secured Loan Term Loan, 6.000% (3-Month USD Libor+500 basis points), 7/11/2025[4,5,8,16]	4,916,145
		Riveron Acquisition Holdings, Inc.
	4,594,748	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/22/2025[4,5,8]	4,599,343
	875,154	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/22/2025[4,5]	876,030
			37,497,153

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		GOVERNMENTS — 1.6%
		LOC Performance Products
	$1,875,000	Revolver, 0.500%, 12/22/2026[5,17]	$1,846,875
	10,625,000	Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/22/2026[4,5]	10,465,625
			12,312,500
		HEALTH CARE — 21.6%
	7,980,000	Angel Medflight Term Loan, 8.000% (3-Month USD Libor+700 basis points), 10/12/2025[4,5,8]	7,920,908
		Barracuda Dental LLC
	574,712	Revolver, 0.500%, 10/23/2025[5,17]	564,701
	344,828	Revolver, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[4,5]	338,821
		Barracuda Dental LLC
	2,988,506	Delayed Draw, 1.000%, 6/30/2022[5,17]	2,966,408
	6,091,954	Term Loan, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[4,5]	5,985,829
		Bearcat Buyer, Inc.
	253,653	Delayed Draw, 5.250% (3-Month USD Libor+425 basis points), 7/9/2024[4,5,8]	253,653
	736,017	Term Loan, 5.250% (3-Month USD Libor+425 basis points), 7/9/2024[4,5,8]	736,017
	1,970,000	Confluent Health LLC Term Loan, 5.147% (3-Month USD Libor+500 basis points), 6/24/2026[3,4,5,8]	1,968,027
		HPS Healthcare Senior Secured Loan
	9,947,382	Term Loan, 6.500% (3-Month USD Libor+575 basis points), 6/27/2024[4,5,8,16]	9,816,075
	9,950,000	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 7/2/2025[4,5,8,16]	9,792,217
GBP	7,523,888	HPS Technology Senior Secured Loans Term Loan, 6.309% (3-Month GBP Libor+625 basis points), 9/15/2027[4,5,15,16]	10,035,250
		Integrated Oncology Network, LLC
	699,641	Delayed Draw, 1.000%, 6/24/2024[5,8,17]	679,081
	83,957	Revolver, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[4,5,8]	81,490
	4,174,132	Term Loan, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[4,5,8]	4,051,468
		Marquee Dental
	2,562,712	Delayed Draw, 0.500%, 8/30/2024[5,17]	2,552,983
	285,260	Delayed Draw, 11.500% (3-Month USD Libor+700 basis points), 8/30/2024[4,5]	284,177
	5,152,542	Marquee Dental Term Loan, 8.000% (3-Month USD Libor+700 basis points), 8/30/2024[4,5]	5,094,292
	8,632,048	MedData Term Loan, 6.750% (3-Month USD Libor+575 basis points), 10/31/2026[4,5,8]	8,439,953
	1,869,822	OB Hospitalist Group, Inc. Term Loan, 5.000% (3-Month USD Libor+400 basis points), 8/1/2024[3,4,5,8]	1,869,821
	4,814,954	Pediatric Home Respiratory Services, LLC Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/4/2024[4,5,8]	4,782,143
		Pediatric Therapy Services, LLC
	6,346	Delayed Draw, 1.000%, 12/12/2024[5,17]	6,271
	795,392	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/12/2024[4,5,8]	785,982
	184,039	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/12/2024[4,5,8]	181,862
	40,716	Revolver, 0.500%, 6/12/2025[5,17]	40,234
	20,358	Revolver, 8.000% (3-Month USD Libor+475 basis points), 6/12/2025[4,5]	20,117

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		HEALTH CARE (Continued)
		Pentec Holdings, Inc.
	$892,857	Revolver, 0.500%, 11/12/2025[5,17]	$887,583
	9,107,143	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/12/2025[4,5]	9,030,546
		Pinnacle Treatment Centers, Inc.
	285,714	Revolver, 0.500%, 12/31/2022[5,8,17]	286,829
	228,571	Delayed Draw, 1.000%, 12/31/2022[5,17]	229,463
	342,000	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 12/31/2022[4,5,8]	343,334
	4,026,072	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 12/31/2022[4,5,8]	4,041,773
	4,987,289	Premier Imaging LLC Term Loan, 6.500% (3-Month USD Libor+575 basis points), 1/2/2025[4,5,8]	4,953,304
		Project Chompers - D4C Dental Brands, Inc.
	2,678,571	Delayed Draw, 0.500%, 12/30/2026[4,5,17]	2,651,786
	714,286	Revolver, 0.500%, 12/30/2026[4,5,17]	700,000
	6,607,143	Term Loan, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[4,5]	6,475,000
	1,000,000	Quantum Health, Inc. Term Loan, 5.750% (1-Month USD Libor+500 basis points), 12/22/2027[3,4,5]	985,041
		Spear Education, LLC
	1,562,500	Delayed Draw, 1.000%, 2/26/2025[5,8,17]	1,510,783
	3,411,719	Term Loan, 6.500% (6-Month USD Libor+500 basis points), 2/26/2025[4,5,8]	3,298,796
GBP	1,797,628	SSCP Pegasus Midco Limited Term Loan, 6.780% (3-Month USD Libor+675 basis points), 11/16/2027[4,5,15]	2,384,383
		The PromptCare Companies, Inc.
	470,088	Delayed Draw, 1.000%, 12/30/2025[5,8,17]	464,527
	575,715	Revolver, 0.500%, 12/30/2025[5,17]	568,904
	465,387	Delayed Draw, 6.250% (1-Month USD Libor+525 basis points), 12/30/2025[4,5,8]	459,882
	115,143	Revolver, 6.250% (1-Month USD Libor+525 basis points), 12/30/2025[4,5,8]	113,781
	3,335,276	Term Loan, 6.250% (1-Month USD Libor+525 basis points), 12/30/2025[4,5,8]	3,295,818
		The Smilist Company
	2,910,197	Delayed Draw, 0.500%, 12/22/2025[5,17]	2,896,098
	582,039	Revolver, 0.500%, 12/22/2025[5,17]	576,309
	5,354,763	Term Loan, 8.000% (3-Month USD Libor+700 basis points), 12/22/2025[4,5]	5,302,043
	4,994,982	Twin Brook Consumer Senior Secured Loan Term Loan, 6.750% (3-Month USD Libor+550 basis points), 2/14/2024[4,5,8,16]	4,962,949
		Twin Brook Healthcare Senior Secured Loan
	4,857,801	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 11/16/2022[4,5,8,16]	4,815,926
	4,925,000	Term Loan, 6.500% (1-Month USD Libor+575 basis points), 7/1/2024[4,5,8,16]	4,740,744
		USME Holdings LLC
	743,478	Delayed Draw, 0.500%, 11/24/2026[5,17]	740,656
	936,232	Revolver, 0.500%, 11/24/2026[5,17]	927,991
	5,920,290	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/24/2026[4,5]	5,868,178

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		HEALTH CARE (Continued)
		Vital Care Buyer, LLC
	$1,777,778	Revolver, 0.500%, 10/19/2025[5,8,17]	$1,777,778
	6,222,222	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/19/2025[4,5,8]	6,222,222
			160,760,207
		INDUSTRIALS — 19.0%
	4,664,650	3SI Holdco, Inc. Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/16/2023[4,5,8]	4,632,864
	4,962,500	Airnov, Inc. Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/19/2025[4,5,8]	4,942,624
		AWT Merger Sub, Inc.
	2,500,000	Delayed Draw, 1.000%, 12/17/2026[5,17]	2,475,335
	928,571	Revolver, 1.000%, 12/17/2026[5,17]	919,410
	142,857	Revolver, 7.000% (3-Month USD Libor+600 basis points), 12/17/2026[4,5]	141,448
	6,428,571	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/17/2026[4,5]	6,365,147
	982,105	Big Ass Fans LLC Term Loan, 4.750% (3-Month USD Libor+375 basis points), 5/21/2024[3,4,8]	979,035
		British Engineering Services Holdco Limited
GBP	950,968	Revolver, 5.500% (3-Month USD Libor+525 basis points), 12/2/2027[4,5,15]	1,261,369
GBP	396,237	Term Loan, 5.500% (3-Month USD Libor+525 basis points), 12/2/2027[4,5,15]	525,571
	7,000,000	Brook & Whittle Holding Corp. Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/17/2024[4,5]	6,949,438
	4,725,537	Colonial Bag, LLC Term Loan, 5.500% (3-Month USD Libor+450 basis points), 9/3/2025[4,5,8]	4,693,335
		Comar Holding Company, LLC
	779,943	Delayed Draw, 1.000%, 6/18/2024[5,17]	774,603
	4,987,220	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 6/18/2024[4,5,8]	4,953,235
	982,195	DiversiTech Holdings, Inc. Term Loan, 4.000% (3-Month USD Libor+300 basis points), 6/1/2024[3,4,5,8]	975,483
	4,153,285	Empire Auto Term Loan, 6.500% (3-Month USD Libor+550 basis points), 9/5/2024[4,5,8]	4,124,983
	985,000	GlobalTranz Enterprises, Inc. Term Loan, 5.145% (3-Month USD Libor+500 basis points), 5/15/2026[3,4,5,8]	920,975
	8,000,000	Holley Purchaser, Inc. Term Loan, 5.210% (3-Month USD Libor+500 basis points), 10/26/2025[4,5]	7,982,400
		HPS Industrials Senior Secured Loan
	9,949,749	Term Loan, 8.572% (3-Month USD Libor+750 basis points), 5/31/2022[4,5,8,16]	9,939,387
	4,936,434	Term Loan, 7.500% (3-Month USD Libor+600 basis points), 12/29/2022[4,5,8,16]	4,798,785
	4,872,449	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 9/25/2024[4,5,8,16]	4,797,873
	9,948,088	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 7/25/2025[4,5,8,16]	10,097,309
		ISS Compressors Industries, Inc.
	416,667	Revolver, 0.500%, 8/9/2026[5,8,17]	413,201
	4,548,958	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 8/9/2026[4,5,8]	4,511,115
	5,115,773	Lav Gear Holdings, Inc. Term Loan, 8.500% (1-Month USD Libor+550 basis points), 10/31/2024[4,5,8]	4,708,825

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		INDUSTRIALS (Continued)
	$362,737	NN, Inc. Term Loan, 6.500% (1-Month USD Libor+575 basis points), 10/19/2022[3,4,8]	$361,930
	10,000,000	PaperWorks Industries, Inc Term Loan, 8.250% (3-Month USD Libor+725 basis points), 12/18/2025[4,5]	9,901,340
	987,500	PHM Netherlands Midco B.V. Term Loan, 4.754% (3-Month USD Libor+450 basis points), 8/1/2026[3,4,5,8]	983,248
	7,980,000	Plaze, Inc. Term Loan, 5.250% (3-Month USD Libor+425 basis points), 8/3/2026[4,5,8]	7,884,053
	5,000,000	Pregis TopCo LLC Term Loan, 8.750% (3-Month USD Libor+800 basis points), 8/1/2027[4,5]	4,901,379
	1,481,250	Q Holding Co. Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/20/2023[4,5,8]	1,334,710
		RCS Industrials Senior Secured Loan
	285,714	Revolver, 0.500%, 1/31/2025[5,16,17]	280,901
	1,701,429	Term Loan, 6.000% (3-Month USD Libor+500 basis points), 1/31/2025[4,5,16]	1,672,765
		Sonny`s Enterprises, LLC
	640,244	Revolver, 0.500%, 8/5/2025[5,8,17]	629,458
	914,634	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 8/5/2026[4,5,8]	899,226
	5,930,259	Term Loan, 8.000% (3-Month USD Libor+700 basis points), 8/5/2026[4,5,8]	5,830,355
	987,500	Tank Holding Corp. Term Loan, 3.397% (3-Month USD Libor+325 basis points), 3/26/2026[3,4,5,8]	971,187
	491,074	TecoStar Holdings, Inc. Term Loan, 4.500% (3-Month USD Libor+325 basis points), 5/1/2024[3,4,5,8]	484,033
	7,425,000	Twin Brook Aerospace Senior Secured Loan Term Loan, 6.250% (1-Month USD Libor+575 basis points), 12/6/2024[4,5,8,16]	7,162,855
	3,950,100	Twin Brook Plastics Senior Secured Loan Term Loan, 6.000% (1-Month USD Libor+500 basis points), 8/15/2025[4,5,8,16]	3,893,065
EUR	1,300,000	UTAC Group Term Loan, 5.750% (3-Month EUR Libor+575 basis points), 9/29/2027[4,5,15]	1,544,405
			141,618,660
		MATERIALS — 5.2%
	1,459,215	ADG Acquisiton, LLC Delayed Draw, 6.875% (3-Month USD Libor+588 basis points), 12/14/2023[4,5,8]	1,420,591
	1,205,239	Anchor Packaging LLC Term Loan, 4.147% (1-Month USD Libor+400 basis points), 7/18/2026[3,4,8]	1,206,746
		Consolidated Label Co.
	578,516	Revolver, 0.500%, 7/15/2026[5,8,17]	574,574
	3,731,719	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 7/15/2026[4,5,8]	3,706,290
		Fortis Solutions Group, LLC
	4,987,220	Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/15/2023[4,5,8]	4,953,236
	5,000,000	Term Loan, 6.000% (1-Month USD Libor+550 basis points), 12/15/2023[4,5]	4,952,898
	557,354	Helix Acquisition Holdings, Inc. Term Loan, 3.970% (3-Month USD Libor+375 basis points), 9/29/2024[3,4,5,8]	529,636

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	MATERIALS (Continued)
$8,270,340	HPS Materials Senior Secured Loan Term Loan, 6.875% (3-Month USD Libor+587 basis points), 12/14/2023[4,5,8,1][6]	$8,056,222
990,000	Pregis TopCo LLC Term Loan, 3.897% (1-Month USD Libor+375 basis points), 8/1/2026[3,4,5,8]	986,857
7,000,000	Pretium PKG Holdings, Inc. Term Loan, 9.000% (1-Month USD Libor+825 basis points), 11/5/2028[3,4,5]	6,914,084
	V Global Holdings
749,618	Revolver, 0.500%, 12/21/2027[3,5,17]	730,908
4,625,000	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/21/2027[3,4,5]	4,509,563
		38,541,605
	TECHNOLOGY — 23.2%
	1WorldSync, Inc.
146,868	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 7/8/2025[4,5]	143,931
5,853,132	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 7/8/2025[4,5]	5,736,069
	Applied Technical Services
2,272,727	Delayed Draw, 0.500%, 12/29/2026[5,17]	2,247,273
909,091	Revolver, 0.500%, 12/29/2026[5,17]	888,636
6,818,182	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/29/2026[4,5]	6,664,773
4,967,742	Arcserve (USA) LLC Term Loan, 7.000% (3-Month USD Libor+600 basis points), 5/1/2024[4,5,8]	4,933,890
	CommentSold, Inc.
454,545	Revolver, 0.500%, 11/20/2026[5,17]	450,698
4,545,455	Term Loan, 7.000% (1-Month USD Libor+600 basis points), 11/20/2026[4,5]	4,506,983
	Connectwise, LLC.
243,363	Revolver, 0.500%, 2/28/2025[5,17]	242,925
4,587,818	Term Loan, 6.250% (3-Month USD Libor+600 basis points), 2/28/2025[4,5,8]	4,579,568
88,496	Revolver, 6.250% (3-Month USD Libor+600 basis points), 2/28/2025[4,5]	88,336
7,500,000	Constellation Term Loan, 6.250% (3-Month USD Libor+525 basis points), 4/9/2026[4,5]	7,388,423
	DataLink, LLC
846,774	Revolver, 0.500%, 11/20/2026[5,17]	839,634
1,185,484	Delayed Draw, 1.000%, 11/20/2026[5,17]	1,175,488
6,717,742	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/20/2026[4,5]	6,661,099
9,949,239	Gerson Lehrman Group Term Loan, 5.250% (3-Month USD Libor+425 basis points), 12/5/2024[4,5,8]	9,949,239
4,950,000	Holdco Sands Intermediate LLC Term Loan, 7.500% (1-Month USD Libor+600 basis points), 12/19/2025[3,4,5,8]	4,949,505
	HS Purchaser LLC
7,462,406	Term Loan, 5.750% (1-Month USD Libor+475 basis points), 11/19/2026[3,4,5,8]	7,474,868
2,493,719	Term Loan, 5.750% (1-Month USD Libor+475 basis points), 11/19/2026[3,4,5,8]	2,493,738
1,477,049	Idera, Inc. Term Loan, 5.000% (3-Month USD Libor+450 basis points), 6/29/2024[3,4,5,8]	1,477,049

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
		insightsoftware
	$1,509,434	Delayed Draw, 0.500%, 5/24/2024[5,17]	$1,498,300
	1,739,150	Delayed Draw, 0.500%, 5/24/2024[5,17]	1,727,299
	347,800	Revolver, 0.500%, 5/24/2024[5,17]	342,820
	1,739,150	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[4,5]	1,727,299
	6,664,466	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[4,5]	6,569,034
	982,456	Intermedia Holdings, Inc. Term Loan, 7.000% (3-Month USD Libor+600 basis points), 7/19/2025[3,4,5,8]	978,225
	10,000,000	iOffice, LP Term Loan, 8.500% (3-Month USD Libor+700 basis points), 10/18/2024[4,5]	9,900,000
	10,000,000	Kona Buyer, LLC Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/11/2027[4,5]	9,750,000
	492,443	NAVEX TopCo, Inc. Term Loan, 3.400% (3-Month USD Libor+325 basis points), 9/5/2025[3,4,5,8]	483,763
		New Era Technology, Inc.
	812,500	Delayed Draw, 1.000%, 9/24/2025[5,17]	805,186
	4,987,405	Term Loan, 5.500% (3-Month USD Libor+450 basis points), 9/24/2025[4,5,8]	4,953,420
	4,187,500	Delayed Draw, 6.250% (3-Month USD Libor+525 basis points), 9/24/2025[4,5]	4,149,805
		PaySimple, Inc.
	493,750	Term Loan, 5.650% (1-Month USD Libor+550 basis points), 8/23/2025[3,4,5,8]	493,750
	162,136	Delayed Draw, 5.650% (1-Month USD Libor+550 basis points), 8/23/2025[3,4,5,8]	162,136
		PCS Software
	206,104	Revolver, 0.500%, 7/1/2024[5,17]	208,165
	157,609	Revolver, 7.250% (3-Month USD Libor+575 basis points), 7/1/2024[4,5]	159,185
	4,962,500	Term Loan, 7.250% (3-Month USD Libor+575 basis points), 7/1/2024[4,5]	5,012,125
	6,000,000	PDI TA Holdings, Inc. Term Loan, 5.500% (3-Month USD Libor+450 basis points), 10/24/2024[4,5]	5,990,400
		Pegasus Global Enterprise Holdings, LLC
	1,944,167	Delayed Draw, 0.500%, 5/29/2025[4,5,17]	1,929,791
	102,325	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 5/29/2025[4,5,8]	101,568
	2,789,832	Term Loan, 7.750% (3-Month USD Libor+625 basis points), 5/29/2025[4,5,8]	2,769,380
	5,000,000	Provation Software Group, Inc. Term Loan, 8.500% (1-Month USD Libor+775 basis points), 12/22/2028[4,5]	4,900,612
	4,987,277	Q-Centrix LLC Term Loan, 5.500% (3-Month USD Libor+450 basis points), 5/30/2025[4,5,8]	4,953,292
EUR	2,153,391	Questel Unite Term Loan, 6.250% (3-Month EUR Libor+625 basis points), 12/17/2027[4,5,15]	2,571,390
	985,000	QuickBase, Inc. Term Loan, 4.147% (3-Month USD Libor+400 basis points), 4/3/2026[3,4,5,8]	970,834

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
	RCS Industrials Senior Secured Loan
$138,889	Revolver, 0.500%, 2/3/2026[5,16,17]	$138,291
125,000	Delayed Draw, 1.000%, 2/3/2026[5,16,17]	124,462
221,667	Delayed Draw, 6.500% (3-Month USD Libor+525 basis points), 2/3/2026[4,5,8,16]	220,712
69,444	Revolver, 6.500% (3-Month USD Libor+575 basis points), 2/3/2026[4,5,8,16]	69,145
1,929,861	Term Loan, 6.500% (3-Month USD Libor+525 basis points), 2/3/2026[4,5,8,16]	1,921,551
	RCS Technology Senior Secured Loan
547,223	Revolver, 0.500%, 5/24/2023[5,8,16,17]	544,867
3,922,679	Term Loan, 5.500% (3-Month USD Libor+450 basis points), 5/24/2024[4,5,8,16]	3,905,787
3,500,594	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 2/28/2025[4,5,16]	3,467,960
982,456	RevSpring, Inc. Term Loan, 4.470% (3-Month USD Libor+425 basis points), 10/11/2025[3,4,5,8]	965,905
5,000,000	RPX Corporation Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/23/2025[4,5]	4,887,500
446,103	S2P Acquisition Borrower, Inc. Term Loan, 4.146% (3-Month USD Libor+400 basis points), 8/14/2026[3,4,8]	446,103
	Uniguest
2,142,857	Delayed Draw, 1.000%, 12/17/2025[5,17]	2,121,716
714,286	Revolver, 0.500%, 12/17/2025[5,17]	701,881
7,142,857	Term Loan, 8.000% (1-Month USD Libor+700 basis points), 12/17/2025[4,5]	7,018,807
		172,534,591
	UTILITIES — 0.4%
3,000,000	TS OpCo Holding LLC Term Loan, 5.750% (3-Month USD Libor+475 basis points), 9/28/2023[4,5]	2,943,900
	TOTAL SENIOR SECURED LOANS
	(Cost $713,640,583)	713,800,150

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Number of Shares		Value
	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 1.3%
N/A	Endurance II L.P.[18]	$9,811,702
	TOTAL SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS
	(Cost $9,725,000)	9,811,702

	SHORT-TERM INVESTMENTS — 2.8%
20,488,891	State Street Institutional U.S. Government Money Market Fund, 0.03%[19]	20,488,891
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $20,488,891)	20,488,891

	TOTAL INVESTMENTS — 132.4%
	(Cost $971,280,979)	986,334,066
	Liabilities Less Other Assets — (32.4)%	(241,442,125)
	NET ASSETS — 100.0%	$744,891,941

Principal Amount
	REVERSE REPURCHASE AGREEMENTS — (1.7)%
$(4,050,000)	Agreement with Deutsche Bank AG, 2.389%, dated 12/21/2020, to be repurchased at $4,074,454 on 3/22/2021, collateralized by Monroe Capital MML CLO IX Ltd. with maturity of 10/22/2031, with total market value of $9,608,685.	(4,050,000)
(2,675,000)	Agreement with Deutsche Bank AG, 2.040%, dated 12/29/2020, to be repurchased at $2,688,643 on 3/29/2021, collateralized by Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,147,799.	(2,675,000)
(1,737,000)	Agreement with Deutsche Bank AG, 2.039%, dated 12/21/2020, to be repurchased at $1,745,951 on 3/22/2021, collateralized by Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,147,799.	(1,737,000)
(1,620,000)	Agreement with Deutsche Bank AG, 2.389%, dated 12/21/2020, to be repurchased at $1,629,781 on 3/22/2021, collateralized by Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $9,230,514.	(1,620,000)

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

Principal Amount		Value
	REVERSE REPURCHASE AGREEMENTS (Continued)
$(2,475,000)	Agreement with Deutsche Bank AG, 2.040%, dated 12/29/2020, to be repurchased at $2,487,623 on 3/29/2021, collateralized by Monroe Capital MML CLO X Ltd. with maturity of 8/20/2031, with total market value of $5,060,268.	$(2,475,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS
	(Proceeds $12,557,000)	$(12,557,000)

LLC – Limited Liability Company

LP – Limited Partnership

BDC – Business Development Company

*	Subordinated note position. Rate shown is the effective yield as of period end.

[1]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to acquire and hold investments in debt instruments of US middle-market companies. The investment fund shall continue until all of the investments are amortized, liquidated or are otherwise transferred or disposed of by the Fund. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. See Note 11 for additional information.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $112,328,922, which represents 15.1% of total net assets of the Fund.

[3]	Callable.

[4]	Floating rate security. Rate shown is the rate effective as of period end.

[5]	Value was determined using significant unobservable inputs.

[6]	Variable rate security. Rate shown is the rate in effect as of period end.

[7]	All or a portion of this security is segregated as collateral for reverse repurchase agreements. Total collateral had a fair value of $27,508,958 as of December 31, 2020.

[8]

As of December 31, 2020 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $464,851,941 as of December 31, 2020. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

[9]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until December 31, 2024, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $1,400,000 as of December 31, 2020.

[10]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until September 30, 2026, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund.

[11]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to generate current returns as well as long-term capital appreciation through investments in mezzanine securities. The investment fund shall continue until April 12, 2029 with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $6,549,166 as of December 31, 2020.

[12]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until the 2nd anniversary of the end of the investment period with a six month extension available after the end of the investment period. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $18,272,526 as of December 31, 2020.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of December 31, 2020 (Continued)

[13]

The Fund’s investment in the non-listed business development company is valued using net asset value as a practical expedient. The business development company’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment shall continue until July 15, 2025, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $5,000,000 as of December 31, 2020.

[14]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to originate and invest in senior secured or unsecured loans, subordinated loans, mezzanine loans and equity-related securities in high growth technology and life-sciences related companies. The investment fund does not permit the redemption of any capital until the termination of the investment fund. The investment fund shall continue until the earliest of (i) an Exchange Listing, (ii) the fifth anniversary of the final closing, and (iii) August 10, 2025. Total unfunded capital commitments amount to $32,470,942 as of December 31, 2020.

[15]	Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

[16]	This investment was made through a participation. Please see Note 2 for a description of loan participations.

[17]	All or a portion of this holding is subject to unfunded loan commitments. See Note 2 for additional information.

[18]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to acquire and hold the notes in an international education company. The investment fund shall continue until the completion of the liquidation of the Partnership. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $275,000 as of December 31, 2020.

[19]	The rate is the annualized seven-day yield at period end.

[20]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest primarily in first and second lien senior secured debt instruments and mezzanine debt issued by middle market companies. The investment permits redemptions of up to 10% at each semi-annual tender offer.

[21]

Owl Rock Technology Holdings, LLC is a fund manager that manages and directs the activity of Owl Rock Technology Finance Corp. The Fund’s investment in Owl Rock Technology Holdings, LLC was received for making capital commitments to Owl Rock Technology Finance Corp. The Fund makes quarterly expense contributions and will be allocated any net income or net loss of the management company. Redemptions are not permitted and interests are only transferable upon approval of the Managing Member.

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
Middle Market Credit Fund II, LLC	11/3/2020	$12,708,191
AG Direct Lending Fund II L.P.	3/31/2020	23,189,684
AG Direct Lending Fund III L.P	6/28/2019	18,102,555
HPS Mezzanine Partners 2019 LP	11/16/2020	3,519,157
Silver Point Specialty Credit Fund II, L.P	12/15/2020	6,587,994
Business Development Corp. Of America	4/1/2020	34,000,000
New Mountain Guardian III BDC, LLC	3/27/2020	7,500,000
Owl Rock Capital Technology Holdings LLC	5/22/2020	507,083
Owl Rock Technology Finance Corp.	9/24/2020	2,529,058
Endurance II L.P.	8/24/2020	9,725,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Forward Foreign Currency Exchange Contracts
As of December 31, 2020

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
British Pound	State Street	USD	February 02, 2021	(858,983)	$(1,116,935)	$(1,174,880)	$(57,945)
British Pound	State Street	USD	March 15, 2021	(7,469,226)	(10,025,688)	(10,218,798)	(193,110)
British Pound	State Street	USD	March 31, 2021	(3,053,811)	(4,158,802)	(4,178,438)	(19,636)
British Pound	State Street	USD	April 30, 2021	(1,966,732)	(2,558,512)	(2,691,204)	(132,692)
British Pound	State Street	USD	May 10, 2021	(1,728,727)	(2,275,757)	(2,365,662)	(89,905)
Euro	State Street	USD	February 08, 2021	(2,751,817)	(3,246,360)	(3,364,686)	(118,326)
Euro	State Street	USD	February 09, 2021	(841,349)	(1,017,309)	(1,028,754)	(11,445)
Euro	State Street	USD	March 31, 2021	(7,876,295)	(9,695,601)	(9,642,042)	53,559

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(34,094,964)	$(34,664,464)	$(569,500)

EUR – Euro

GBP – British Pound

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Summary of Investments
As of December 31, 2020

Security Type/Sector*	Percent of Total Net Assets
Joint Venture	1.9%
Collateralized Loan Obligations	15.1%
Common Stocks	0.5%
Investment Partnerships	7.4%
Non-Listed Business Development Companies	6.7%
Private Equity	0.9%
Senior Secured Loans
Technology	23.2%
Health Care	21.6%
Industrials	19.0%
Consumer Discretionary	12.2%
Materials	5.2%
Financials	5.0%
Consumer Staples	4.8%
Communications	2.7%
Governments	1.6%
Utilities	0.4%
Energy	0.1%
Total Senior Secured Loans	95.8%
Special Purpose Vehicle for Senior Secured Bonds	1.3%
Short-Term Investments	2.8%
Total Investments	132.4%
Liabilities in Excess of Other Assets	(32.4)%
Total Net Assets	100.0%

*	Does not include reverse repurchase agreements and forward foreign currency exchange contracts.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments, at value (cost $958,572,788)	$971,884,100
Joint ventures, at value (cost $12,708,191)	14,449,966
Foreign currency, at value (cost $35,261)	36,363
Unrealized appreciation on forward foreign currency exchange contracts	53,559
Receivables:
Investment securities sold	4,436,430
Fund shares sold	9,381,561
Interest and dividends	6,577,311
Prepaid expenses	3,048,626
Total assets	1,009,867,916

Liabilities:
Reverse repurchase agreements, at value (proceeds $12,557,000)	12,557,000
Unrealized depreciation on forward foreign currency exchange contracts	623,059
Due to Custodian	1,846,840
Payables:
Secured revolving credit facility	190,000,000
Unfunded loan commitments	56,557,500
Investment securities purchased	2,573,667
Interest on secured revolving credit facility	172,510
Interest on reverse repurchase agreements	6,091
Investment Management fees	19,684
Sub-Advisory fees	264,682
Audit fees	101,000
Fund administration fees	61,972
Legal fees	52,355
Custody fees	35,940
Transfer Agency fees and expenses	32,500
Fund accounting fees	18,046
Chief Compliance Officer fees	2,996
Other accrued expenses	50,133
Total liabilities	264,975,975

Net Assets	$744,891,941

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$732,335,759
Total distributable earnings	12,556,182
Net Assets	$744,891,941

Class I Shares:
Net assets applicable to shares outstanding	$744,891,941
Shares of beneficial interest issued and outstanding	71,944,370
Net asset value, offering, and redemption price per share	$10.35

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Operations
For the Year Ended December 31, 2020

Investment Income:
Interest	$31,393,396
Dividends	2,780,002
Distributions from investment partnerships	3,511,315
Distributions from joint venture investments	197,678
Miscellaneous income	140,000
Total investment income	38,022,391

Expenses:
Investment management fees	4,016,735
Interest on secured revolving credit facility	2,239,006
Sub-advisory fees	698,543
Interest on reverse repurchase agreements	274,265
Legal fees	467,718
Fund administration fees	421,315
Fund accounting fees	155,452
Registration fees	153,634
Transfer agent fees and expenses	147,927
Custody fees	118,717
Audit fees	101,629
Trustees’ fees and expenses	90,000
Shareholder reporting fees	58,219
Offering costs	42,770
Chief Compliance Officer fees	38,946
Insurance fees	29,131
Miscellaneous expenses	437,359
Total fees and expenses	9,491,366
Recapture of previously waived and/or reimbursed expenses (Note 4)	253,938
Net Expenses	9,745,304
Net investment income	28,277,087

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	582,981
Forward foreign currency exchange contracts	(67,997)
Foreign currency transactions	(22,738)
Net realized gain	492,246
Net change in unrealized appreciation/depreciation on:
Investments	13,302,193
Forward foreign currency exchange contracts	(569,500)
Foreign currency translations	5,213
Net change in unrealized appreciation/depreciation	12,737,906
Net realized and unrealized gain	13,230,152

Net Increase in Net Assets from Operations	$41,507,239

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Net Increase in Net Assets from:
Operations:
Net investment income	$28,277,087	$4,729,715
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	492,246	(61,788)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	12,737,906	1,750,895
Net increase in net assets resulting from operations	41,507,239	6,418,822

Distributions to shareholders:
Distributions:
Class I	(31,818,077)	(3,720,885)
From return of capital:
Class I	(4,439,794)	—
Total	(36,257,871)	(3,720,885)

Capital Transactions:
Proceeds from shares sold:
Class I	497,552,093	268,370,795
Reinvestment of distributions:
Class I	8,708,770	845,908
Cost of shares repurchased:
Class I	(35,154,685)	(3,478,245)
Net increase in net assets from capital transactions	471,106,178	265,738,458

Net increase in net assets	476,355,546	268,436,395

Net Assets:
Beginning of period	268,536,395	100,000 [1]
End of period	$744,891,941	$268,536,395

Capital Share Transactions:
Shares sold:
Class I	48,087,003	26,708,290
Shares issued in reinvestment of distributions:
Class I	849,428	83,597
Shares redeemed:
Class I	(3,450,199)	(343,749)
Net increase in capital shares outstanding	45,486,232	26,448,138

*	Commencement of Operations.

[1]	The Investment Manager made the initial share purchase of $100,000 on January 3, 2019. The total initial share purchase of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Year Ended December 31, 2020

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$41,507,239
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(831,180,335)
Sales of investments	138,432,984
Net accretion on investments	(586,226)
Net realized gain on investments	(582,981)
Net realized gain on paydowns	(611,430)
Net change in unrealized (appreciation)/depreciation	(12,732,693)
Return of capital distributions received	6,957,221
Original issue discount and amendment fees	818,355
Change in short-term investments, net	(15,294,079)
(Increase)/Decrease in assets:
Foreign currency	(36,363)
Investment securities sold	(3,169,683)
Interest and dividends	(4,095,340)
Deferred offering costs	42,770
Prepaid expenses	(3,041,064)
Increase/(Decrease) in liabilities:
Investment securities purchased	2,573,667
Unfunded loan commitments	54,340,865
Investment Management fees	(197,682)
Sub-Advisory fees	52,137
Interest on reverse repurchase agreements	(19,470)
Interest on secured revolving credit facility	172,510
Audit fees	30,000
Legal fees	2,354
Fund administration fees	36,013
Custody fees	12,616
Transfer Agency fees and expenses	16,659
Fund accounting fees	7,703
Chief Compliance Officer fees	2,996
Other accrued expenses	10,536
Net cash used in operating activities	(626,530,721)

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Year Ended December 31, 2020 (Continued)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	$490,812,119
Cost of shares repurchased	(35,154,685)
Distributions paid to shareholders, net of reinvestments	(27,549,101)
Proceeds from reverse repurchase agreements	40,731,000
Payments made on reverse repurchase agreements	(34,208,000)
Proceeds from secured revolving credit facility	290,000,000
Payments on secured revolving credit facility	(100,000,000)
Due to Custodian	1,846,840
Net cash provided by financing activities	626,478,173

Net Decrease in cash	(52,548)

Cash
Cash, beginning of period	52,548
Cash, end of period	$0

Non cash financing activities not included herein consist of $8,708,770 of reinvested dividends.

Cash paid for interest on credit facility during the period was $1,899,863.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Net asset value, beginning of period	$10.15	$10.00
Income from Investment Operations:
Net investment income[1]	0.72	0.34
Net realized and unrealized gain on investments[2]	0.19	(0.04)
Total income from investment operations	0.91	0.30

Less Distributions to shareholders:
From net investment income	(0.62)	(0.15)
From return of capital	(0.09)	—
From net realized gain	— [3]	— [3]
Total Distributions to shareholders	(0.71)	(0.15)

Net asset value, end of period	$10.35	$10.15

Total return[4]	9.25%	3.05%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$744,892	$268,536

Ratio of expenses to average net assets (excluding interest expense):
Before fees waived	1.80%	2.25%[6]
After fees waived	1.80%	1.78%[6]
Ratio of net investment income to average net assets (excluding interest expense):
Before fees waived	7.67%	3.58%[6]
After fees waived	7.67%	4.05%[6]

Ratio of expenses to average net assets (including interest expense):
Before fees waived	2.43%	2.28%[6]
After fees waived	2.43%	1.81%[6]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived	7.04%	3.55%[6]
After fees waived	7.04%	4.02%[6]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I (Continued)

	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Reverse Repurchase Agreements[7]	$12,557,000	$6,034,000
Borrowings-Credit Facility Agreement[7]	190,000,000	—
Asset Coverage Per $1,000 of Borrowings
Reverse Repurchase Agreements[7]	60,321	45,504
Borrowings-Credit Facility Agreement[7]	4,916	—

Portfolio turnover rate	29%	15%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

[3]	Amount represents less than $0.01 per share.

[4]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

[5]	Not annualized.

[6]	Annualized.

[7]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020

1. Organization

The Cliffwater Corporate Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company operating as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 21, 2018 (the “Declaration of Trust”). Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on March 6, 2019.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund’s Registration Statement allows it to offer two classes of shares, Class A Shares and Class I Shares. Only Class I shares have been issued as of December 31, 2020.

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership or participation in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities, including securities representing ownership or participation in a pool of such securities; and (vi) investments in bank loans including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Consolidation of a Subsidiary

On February 3, 2020, CCLF SPV LLC (“CCLF SPV”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The investment objective of the CCLF SPV is the same as the Fund’s objective. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of CCLF SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2020 net assets of the CCLF SPV LLC were $275,718,920, or approximately 37.19% of the Fund’s total net assets.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Organizational and Offering Costs

The Investment Manager has advanced the Fund’s organizational costs and offering costs. Organizational costs were expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement and discussed in Note 4, are amortized to expense over twelve months on a straight-line basis.

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying consolidated financial statements are $253,938 and $240,822, respectively.

As of December 31, 2020, $0 of offering costs remains as an unamortized deferred asset, while $42,770 has been expensed subject to the Fund’s Expense Limitation and Reimbursement Agreement.

Federal Income Taxes

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no provision is made by the Fund for federal income or excise taxes. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of December 31, 2020. Interest or penalties, if any, will be recorded in the Consolidated Statement of Operations when incurred.

For U.S. income tax purposes, CCLF SPV is a disregarded entity and therefore is not subject to U.S. income taxes. As a wholly owned subsidiary, CCLF SPV’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income and net capital gain.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. See note 10 for further information related to derivative instruments.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Warehouse Investments

The Fund may invest in Warehouse investments (“Warehouses”), which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

Loan Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Statement of Operations. As of December 31, 2020, the Fund received $94,705 in commitment fees. As of December 31, 2020, the Fund had the following unfunded loan commitments as noted in the consolidated Schedule of Investments with a total principal amount of $56,557,500 reflected as unfunded loan commitments within the consolidated Statement of Assets and Liabilities.

Borrower	Type	Principal Amount	Value
Apex Service Partners	Delayed Draw Term Loan	$3,945,454	$3,886,272
Applied Technical Services	Revolver Loan	909,091	888,636
Applied Technical Services	Delayed Draw Term Loan	2,272,727	2,247,273
AWT Merger Sub, Inc.	Revolver Loan	928,572	919,410
AWT Merger Sub, Inc.	Delayed Draw Term Loan	2,500,000	2,475,335
Barracuda Dental LLC	Revolver Loan	574,712	564,701
Barracuda Dental LLC	Delayed Draw Term Loan	2,988,506	2,966,408
Comar Holding Company, LLC	Delayed Draw Term Loan	779,943	774,603
CommentSold, Inc.	Revolver Loan	454,545	450,698
Connectwise, LLC.	Revolver Loan	243,363	242,925
Consolidated Label Co.	Revolver Loan	578,516	574,574
DataLink, LLC	Revolver Loan	846,774	839,634
DataLink, LLC	Delayed Draw Term Loan	1,185,484	1,175,488

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Fleetwash, Inc.	Delayed Draw Term Loan	$276,131	$274,942
Hightower Holding LLC	Delayed Draw Term Loan	1,209,678	1,203,907
insightsoftware	Delayed Draw Term Loan	1,739,150	1,727,299
insightsoftware	Revolver Loan	347,800	342,820
insightsoftware	Delayed Draw Term Loan	1,509,434	1,498,300
Integrated Oncology Network, LLC	Delayed Draw Term Loan	699,641	679,081
ISS Compressors Industries, Inc.	Revolver Loan	416,667	413,201
Kwor Acquisition, Inc.	Delayed Draw Term Loan	100,000	99,900
LOC Performance Products	Revolver Loan	1,875,000	1,846,875
Marquee Dental	Delayed Draw Term Loan	2,562,712	2,552,983
New Era Technology, Inc.	Delayed Draw Term Loan	812,500	805,186
PCS Software	Revolver Loan	206,104	208,165
Pediatric Therapy Services, LLC	Revolver Loan	40,716	40,234
Pediatric Therapy Services, LLC	Delayed Draw Term Loan	6,346	6,271
Pegasus Global Enterprise Holdings, LLC	Delayed Draw Term Loan	1,944,167	1,929,791
Pentec Holdings, Inc.	Revolver Loan	892,857	887,583
Pinnacle Treatment Centers, Inc.	Revolver Loan	285,714	286,829
Pinnacle Treatment Centers, Inc.	Delayed Draw Term Loan	228,572	229,463
Pool & Electrical Products, LLC	Revolver Loan	1,901,909	1,885,913
Project Chompers - D4C Dental Brands, Inc.	Delayed Draw Term Loan	2,678,571	2,651,786
Project Chompers - D4C Dental Brands, Inc.	Revolver Loan	714,286	700,000
Purfoods, LLC	Delayed Draw Term Loan	3,000,000	2,979,557
RCS Industrials Senior Secured Loan	Revolver Loan	285,714	280,901
RCS Industrials Senior Secured Loan	Delayed Draw Term Loan	125,000	124,462
RCS Industrials Senior Secured Loan	Revolver Loan	138,889	138,291
RCS Technology Senior Secured Loan	Revolver Loan	547,223	544,867
Sonny`s Enterprises, LLC	Revolver Loan	640,244	629,458
Spear Education, LLC	Delayed Draw Term Loan	1,562,500	1,510,783
The PromptCare Companies, Inc.	Delayed Draw Term Loan	470,088	464,527
The PromptCare Companies, Inc.	Revolver Loan	575,715	568,904
The Smilist Company	Delayed Draw Term Loan	2,910,197	2,896,098
The Smilist Company	Revolver Loan	582,039	576,309
Uniguest	Delayed Draw Term Loan	2,142,857	2,121,716
Uniguest	Revolver Loan	714,286	701,881
USME Holdings LLC	Delayed Draw Term Loan	743,478	740,656

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
USME Holdings LLC	Revolver Loan	$936,232	$927,991
V Global Holdings	Revolver Loan	749,618	730,908
Vital Care Buyer, LLC	Revolver Loan	1,777,778	1,777,778
		$56,557,500	$55,991,573

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Certain senior secured loans are valued using unobservable pricing inputs received from the Fund’s sub-advisers (the “Sub-Advisers”). The Investment Manager will continuously monitor the valuations of Fund investments provided by the Sub-Advisers and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by a Sub-Adviser does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Sub-Adviser, in accordance with the Fund’s Valuation Procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Sub-Advisers. Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, Sub-Advisers and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

CLOs are not traded on a national securities exchange and instead are valued utilizing a or income market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. The income approach is a method of determining the valuation of a security based on the discounted cash flows of the security. The types of factors that may be take into account in pricing CLOs include the discount rate, default rate, recovery rate, term, prepayment assumptions, and reinvestment assumptions.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the first paragraph within this accounting policy.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Investment Manager is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Investment Manager will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the consolidated Schedule of Investments and footnote 7 thereto. For the year ended December 31, 2020, the average balance outstanding and weighted average interest rate were $10,398,339 and 2.64%, respectively.

	2020
	Remaining Contractual Maturity of the Agreements
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 days	30–90 days	Greater Than 90 days	Total
Collateralized Loan Obligations	$—	$—	$12,557,000	$—	$12,557,000
Total	$—	$—	$12,557,000	$—	$12,557,000

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

2. Significant Accounting Policies (continued)

Borrowing, Use of Leverage

On March 12, 2020, the Fund’s wholly owned subsidiary, CCLF SPV LLC, entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as the initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Cortland Capital Market Services LLC as the Administrative Agent and Collateral Custodian and other parties. The Facility provides for borrowings on a committed basis in an aggregate principal amount up to $225,000,000, which amount may be increased from time to time upon mutual agreement by the Lenders and CCLF SPV secured by the Fund’s equity interest in CCLF SPV and by CCLF SPV’s assets. The Facility’s maturity date is March 12, 2028. In connection with the Facility, CCLF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CCLF SPV or the Fund; (iii) a change of control of CCLF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the period ended December 31, 2020, the average balance outstanding and weighted average interest rate were $90,288,194 and 3.15%, respectively.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Multi-Manager Risk

Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers and Investment Manager invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

LIBOR Risk

LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

3. Principal Risks (continued)

may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR.

Since 2017, the UK’s Financial Conduct Authority has been working towards the cessation of LIBOR at the end of December 2021. In November 2020, though, the administrator of the U.S. Dollar Libor benchmarks, the ICE Benchmark Administration, extended the retirement date for most US Dollar LIBOR rates until June 2023. Regulators and industry working groups have suggested numerous alternative reference rates to LIBOR. Leading alternatives include Sonia in the UK, €STR in the EU, Tonar in Japan, and in the U.S., the NY Fed has been working to develop the Secured Overnight Financing Rate (SOFR). Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market-place, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund, the Investment Manager and Sub-Advisers have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing has led to a recession in most developed countries in the world, and it could lead to increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments,

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

3. Principal Risks (continued)

the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been and continue to be implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s Net Assets. The Investment Manager has contractually agreed to an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, distribution and servicing fees, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation and Reimbursement Agreement. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends two years from the date of commencement of the Fund’s operations. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter.

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager (“allocated portion”). Pursuant to separate sub-advisory agreements, the Fund has agreed to pay Audax Management Company (NY), LLC a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars ($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000). The portfolio management fees paid to Benefit Street Partners LLC (“Benefit Street”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Benefit Street. The portfolio management fees paid to Crescent Capital Group LP (“Crescent Capital”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Crescent Capital. The portfolio management fees paid to BlackRock Capital Investment Advisors (“BlackRock”) will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by BlackRock.

For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At December 31, 2020 the amount of these potentially recoverable expenses is $490,297 expiring on December 31, 2022. For the year ended December 31, 2020, the Investment Manager recovered $253,938 of previously waived expenses.

CCLF SPV does not have a separate investment management agreement. There are no additional management fees. Cortland Capital Market Services serves as the Administrative Agent and Collateral Custodian. As Administrative Agent, Cortland Capital Market Services communicates CCLF SPV’s requests to the lender, receives and disburses funds to and from CCLF SPV and the lender, and receives and reviews quarterly servicing and LTV reports. As Collateral Custodian, Cortland Capital Market Services

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

4. Investment Advisory and Other Agreements (continued)

serves as the UCC collateral custodian and receives and stores transaction documents. UMB Fund Services, Inc. (“UMBFS”) serves as the fund accountant, transfer agent and fund administrator for the CCLF SPV. For the year ended December 31, 2020, the fees are reported on the consolidated Statement of Operations

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended December 31, 2020, the Fund’s allocated UMBFS fees are reported on the consolidated Statement of Operations.

A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the year ended December 31, 2020, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2020, are reported on the consolidated Statement of Operations.

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2020:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Joint Venture	$—	$—	$—	$14,449,966	$14,449,966
Collateralized Loan Obligations		19,955,514	92,373,408	—	112,328,922
Common Stocks	4,014,059	—	—	—	4,014,059
Investment Partnerships	—	—	—	55,197,559	55,197,559
Non-Listed Business Development Companies	—	—	—	49,476,102	49,476,102
Private Equity	—	—	6,766,715		6,766,715
Senior Secured Loans	—	4,440,187	709,359,963	—	713,800,150
Special Purpose Vehicle for Senior Secured Bonds	—	—	—	9,811,702	9,811,702
Short-Term Investments	20,488,891	—	—	—	20,488,891
Total Investments, at fair value	$24,502,950	$24,395,701	$808,500,086	$128,935,329	$986,334,066

Other Financial Instruments[2]
Forward Contracts	$—	$53,559	$—	$—	$53,559
Total Assets	$24,502,950	$24,449,260	$808,500,086	$128,935,329	$986,387,625

Liabilities
Investments, at fair value
Reverse Repurchase Agreement	$—	$12,557,000	$—	$—	$12,557,000
Other Financial Instruments[2]
Forward Contracts	—	—	623,059	—	623,059
Total Liabilities, at fair value	$—	$12,557,000	$623,059	$—	$13,180,059

[1]

Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the consolidated Statement of Assets and Liabilities.

[2]

Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended December 31, 2020:

	Collateralized Loan Obligations	Senior Secured Loans	Private Equity	Warehouse Facility	Total
Balance as of January 1, 2020	$13,255,652	$104,573,277	$—	$46,670,349	$164,499,278
Purchases	61,558,432	756,013,815	507,083	—	818,079,330
Sales/Paydowns	—	(176,242,307)	—	(45,000,000)	(221,242,307)
Realized gains (losses)	—	498,723	—	—	498,723
Original issue discount and amendment fees	—	(818,355)	—	—	(818,355)
Accretion	111,451	413,941	—	—	525,392
Change in unrealized appreciation (depreciation)	(1,308,611)	629,434	6,259,632	(1,670,349)	3,910,106
Transfers In	18,756,484	24,291,435	—	—	43,047,919
Transfers Out	—	—	—	—	—
December 31, 2020	$92,373,408	$709,359,963	$6,766,715	$—	$808,500,086

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2020.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Collateralized Loan Obligations	$80,973,408	Income Approach	Interest Rate/ Discount Margin	6.35% - 16.50%
			Default Rate	2 - 100 CDR
			Recovery Rate	60% or market
			Term	Maturity, or Reinvestment +24 - 36 months
			Prepayment Assumptions	15 - 25 CPR
			Reinvestment Assumptions	$98.50 - $99.50
	$11,400,000	Cost	Recent Transaction Price	N/A
Senior Secured Loans	$237,232,527	Income Approach/ Matrix Pricing	Discount Rate	5.40% - 10.99%
			Debt/EBITDA	1.61x - 16.92x
			Recent Transaction Price	N/A
			Senior Leverage	3.39x - 8.22x
			Total Leverage	3.63x - 10.33x
			Interest Coverage	1.00x - 3.36x
			Debt Service	0.88x - 2.97x

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
			Total Enterprise Value to Debt	1.08x - 4.56x
			Liquidity	76% - 257%
	$472,127,436	Cost	Recent Transaction Price	N/A
Private Equity	$6,766,715	Income Approach	Weighted Average Cost of Capital	12.0%

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $1 million and the minimum initial investment in Class A Shares by any investor is $10,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class A Shares will be subject to a sales charge of up to 5.00% while Class I Shares will not be subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments will be illiquid. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended December 31, 2020 are as follows:

Commencement Date	January 7, 2020	April 3, 2020	July 2, 2020	October 9, 2020
Repurchase Request	February 10, 2020	May 7, 2020	August 7, 2020	November 6, 2020
Repurchase Pricing date	February 10, 2020	May 7, 2020	August 7, 2020	November 6, 2020

Net Asset Value as of Repurchase Offer Date
Class I	$10.23	$10.09	$10.32	$10.49

Amount Repurchased
Class I	$1,608,587	$22,585,652	$6,169,048	$4,791,399

Percentage of Outstanding Shares Repurchased
Class I	0.50%	7.00%	1.57%	0.86%

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

7. Federal Income Taxes

At December 31, 2020, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$973,124,361
Gross unrealized appreciation	16,981,179
Gross unrealized depreciation	(3,771,474)
Net unrealized appreciation on investments	$13,209,705

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the period ending December 31, 2020, there were no permanent differences in book and tax accounting that have been reclassified between paid-in capital and total distributable earnings.

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	(611,199)
Unrealized appreciation/(depreciation):
Investments	13,209,705
Foreign Currency	5,214
Organizational Costs	(47,538)
Total accumulated earnings	$12,556,182

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distribution paid from:
Ordinary income	$31,816,599	$3,720,885
Return of Capital	4,439,794	—
Net long-term capital gains	1,478	—
Total distributions paid	$36,257,871	$3,720,885

During the fiscal year ended December 31, 2020, the Cliffwater Corporate Lending Fund utilized $61,911 of non-expiring short-term capital loss carry forwards.

Under current tax law, certain specified ordinary losses incurred after October 31st of a fund’s fiscal year may be deferred and treated as occurring on the first business date of the following fiscal year for tax purposes. The fund elected to defer $611,199 of specified ordinary losses for the tax year ending December 31, 2020.

8. Investment Transactions

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $831,180,335 and $138,432,984, respectively.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended December 31, 2020 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of December 31, 2020, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/depreciation on forward contracts	Forward Contracts	$53,559	$623,059
Total		$53,559	$623,059

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Foreign Exchange Contracts	$(67,997)	$(67,997)

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Foreign Exchange Contracts	$(569,500)	$(569,500)

The quarterly average of derivative instruments as of December 31, 2020 are as follows:

Derivatives not designated as hedging instruments	Short Forward Contracts
Foreign Exchange Contracts	2

11. Joint Ventures

In November 2020, TCG BDC, Inc. and CCLF formed a joint venture, Middle Market Credit Fund II, LLC (the “Joint Venture”), that invests primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominately private U.S. middle market companies. Middle market companies are defined as those with annual revenues up to $1 billion, although the Joint Venture may invest in larger or smaller companies. It may also purchase interests in loans or corporate bonds through secondary market transactions. Middle Market Credit Fund II, LLC was formed as a Delaware limited liability company and is not consolidated by either TCG BDC, Inc. or CCLF for financial reporting purposes. As of December 31, 2020, Middle Market Credit Fund II, LLC had total assets of $251.2 million. Middle Market Credit Fund II, LLC’s portfolio

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

11. Joint Ventures (continued)

consisted of debt investments in 44 portfolio companies as of December 31, 2020. As of December 31, 2020, the largest investment in a single portfolio company in the Middle Market Credit Fund II, LLC’s portfolio in aggregate principal amount was $8.8 million; and the five largest investments in portfolio companies in Middle Market Credit Fund II, LLC totaled $44.0 million. Middle Market Credit Fund II, LLC invests in portfolio companies in the same industries in which CCLF may directly invest.

CCLF provides capital to Middle Market Credit Fund II, LLC in the form of LLC equity interests. As of December 31, 2020, TCG BDC, Inc. and CCLF owned 84.13% and 15.87%, respectively, of the LLC equity interests of Middle Market Credit Fund II, LLC. CCLF’s investment in Middle Market Credit Fund II, LLC consisted of equity contributions of $12.5 million as of December 31, 2020.

TCG BDC, Inc. and CCLF each appointed two members to Middle Market Credit Fund II, LLC’s four-person board of directors. All material decisions with respect to Middle Market Credit Fund II, LLC, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors. Quorum is defined as the presence of two members of the board of directors; provided that at least one individual is present that was elected, designated or appointed by each member.

Below is a listing of Middle Market Credit Fund II, LLC’s individual investments as of December 31, 2020 (dollar amounts in thousands):

Par/ Principal Amount	Investments	Fair Value
$5,514	AI Convoy S.A.R.L (United Kingdom)	$5,676
1,500	Airnov, Inc.	1,501
4,411	Alpine SG, LLC	4,378
8,725	American Physician Partners, LLC	8,265
8,182	AMS Group HoldCo, LLC	8,079
5,357	Apptio, Inc.	5,437
1,000	AQA Acquisition Holding, Inc.	1,000
4,400	Aurora Lux FinCo S.A.R.L. (Luxembourg)	4,018
997	Avenu Holdings, LLC	997
3,308	BMS Holdings III Corp.	3,270
8,406	Captive Resources Midco, LLC	8,463
1,496	Chartis Holding, LLC	1,497
8,799	Comar Holding Company, LLC	8,832
8,800	Cority Software Inc. (Canada)	8,862
6,292	Ensono, LP	6,245
8,182	Ethos Veterinary Health LLC	8,070
8,799	EvolveIP, LLC	8,790
2,200	Innovative Business Services, LLC	2,159
6,927	K2 Insurance Services, LLC	6,928
8,822	Kaseya, Inc.	8,856
8,478	Mailgun Technologies, Inc.	8,330
8,800	National Technical Systems, Inc.	8,733
8,799	NMI AcquisitionCo, Inc.	8,711
1,000	Paramit Corporation	980

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

11. Joint Ventures (continued)

Par/ Principal Amount	Investments	Fair Value
$4,400	PPC Flexible Packaging, LLC	$4,386
4,852	Quartz Holding Company	4,815
3,300	Redwood Services Group, LLC	3,291
6,484	Reladyne, Inc.	6,514
8,257	Riveron Acquisition Holdings, Inc.	8,312
8,487	RSC Acquisition, Inc.	8,572
6,509	Smile Doctors, LLC	6,379
2,200	Sovos Brands Intermediate, Inc.	2,181
7,199	Superior Health Linens, LLC	7,162
8,799	T2 Systems, Inc.	8,799
5,514	Tank Holding Corp.	5,394
1,718	TCFI Aevex LLC	1,712
8,799	TSB Purchaser, Inc.	8,729
8,174	Turbo Buyer, Inc.	8,249
5,514	Ultimate Baked Goods MIDCO, LLC	5,257
3,300	US INFRA SVCS Buyer, LLC	3,292
4,311	VRC Companies, LLC	4,311
2,365	World 50, Inc.	2,328
4,400	Zemax Software Holdings, LLC	4,294
4,399	Zenith Merger Sub, Inc.	4,367

Below is certain summarized financial information for Middle Market Credit Fund II, LLC as of December 31, 2020 and for the period from September 1, 2020 (Inception) through December 31, 2020 (dollar amounts in thousands):

Consolidated Statement of Assets, Liabilities and Members’ Equity:

December 31, 2020
ASSETS
Investments, at fair value (amortized cost of $245,307)	$246,421
Cash and cash equivalents	1,385
Interest receivable	2,637
Due from broker	670
Prepaid expenses and other assets	129
Total assets	$251,242

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

11. Joint Ventures (continued)

December 31, 2020
LIABILITIES AND MEMBERS’ EQUITY
Senior Notes payable, net of unamortized debt issuance costs of $875	$156,625
Interest and credit facility fees payable	754
Distribution payable	1,718
Other accrued expenses and liabilities	203
Total liabilities	$159,300

MEMBERS’ EQUITY
Members’ contributions	$90,805
Members’ distributions	(1,718)
Accumulated net investment income	1,741
Accumulated net unrealized appreciation (depreciation)	1,114
Total members’ equity	$91,942
Total liabilities and members’ equity	$251,242

Consolidated Statement of Operations:

For the period ended December 31, 2020
Investment income:
Interest income	$3,005
Total investment income	3,005

Expenses:
Interest expense	754
Credit facility fees	203
Deferred financing fees	12
Organization expenses	295
Total expenses	1,264
Net investment income	1,741
Net change in unrealized appreciation on investments	1,114
Net increase in members’ equity resulting from operations	$2,855

Commitments and Contingencies

Middle Market Credit Fund II, LLC had outstanding commitments to fund investments totaling $157,500 under undrawn revolvers and other credit facilities as of December 31, 2020.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
December 31, 2020 (Continued)

12. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Fund commenced a repurchase offer January 8, 2021 as follows:

Commencement Date	January 8, 2021
Repurchase Request	February 11, 2021
Repurchase Pricing date	February 11, 2021

Net Asset Value as of Repurchase Offer Date
Class I	$10.45

Amount Repurchased
Class I	$10,345,765

Percentage of Outstanding Shares Repurchased
Class I	1.09%

On January 5, 2021 (the “Effective Date), Sun Life Financial, Inc. (“Sun Life”) acquired a majority economic interest in Crescent Capital resulting in a change of control of Crescent Capital. In connection with that transaction, Crescent Capital will continue to operate under its current leadership and will retain its individual brand, office locations and clients (the “Sub-Adviser Transaction”).

The Sub-Adviser Transaction constitutes an “assignment” of the Crescent Capital sub-advisory agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the sub-advisory agreement, an assignment results in the automatic termination of such sub-advisory agreement. As a result, the sub-advisory agreement with Crescent Capital automatically terminated on the Effective Date. Crescent Capital continues to provide sub-advisory services to the Fund pursuant to an interim sub-advisory agreement that will expire on June 4, 2021 (the “Interim Sub-Advisory Agreement”). Therefore, to permit Crescent Capital to continue to serve as sub-adviser to the Fund after June 4, 2021, shareholders will be asked to approve a new sub-advisory agreement between the Fund, Cliffwater and Crescent Capital (the “New Crescent Sub-Advisory Agreement”) at a special meeting expected to be held on April 22, 2021.

On January 12, 2021, the Board approved four new sub-advisory agreements and nominated four candidates as new trustees to the Board, subject to shareholder approval at a special meeting expected to be held on April 22, 2021.

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Corporate Lending Fund

Other Information
December 31, 2020 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ending December 31, 2020, the Cliffwater Corporate Lending Fund designates $1,478 as a long-term capital gain distribution.

Approval of the Interim and New Crescent Sub-Advisory Agreements

On January 5, 2021 (the “Effective Date”), Sun Life acquired a majority economic interest in Crescent Capital resulting in a change of control of Crescent Capital (the Sub-Adviser Transaction”). In connection with the Sub-Adviser Transaction, Crescent Capital will continue to operate under its current leadership and will retain its individual brand, office locations and clients.

The Sub-Adviser Transaction constitutes an “assignment” of the Crescent Capital sub-advisory agreement under the 1940 Act (the “Original Crescent Sub-Advisory Agreement”). Under federal securities law and the terms of the Original Sub-Advisory Agreement, an assignment results in the automatic termination of such sub-advisory agreement. As a result, the Sub-Advisory Agreement with Crescent Capital automatically terminated on the Effective Date. Crescent Capital continues to provide sub-advisory services to the Fund pursuant to an interim sub-advisory agreement that will expire on June 4, 2021 (the “Interim Sub-Advisory Agreement”). Therefore, to permit Crescent Capital to continue serve as sub-adviser to the Fund after June 4, 2021, shareholders will be asked to approve a new sub-advisory agreement between the Fund, Cliffwater and Crescent Capital (the “New Crescent Sub-Advisory Agreement”) at a special meeting expected to be held on April 22, 2021.

At a meeting held on December 2-3, 2020, the Board, including the Independent Trustees, unanimously approved the New Crescent Sub-Advisory Agreement. The New Crescent Sub-Advisory Agreement shall become effective upon the approval by Fund shareholders of the New Crescent Sub-Advisory Agreement prior to the expiration of the Interim Agreement.

Furthermore, in anticipation of the termination of the Original Crescent Sub-Advisory Agreement and to protect the Fund against disruption of investment services while shareholders consider the approval of the New Crescent Sub-Advisory Agreement, at the meeting held on December 2-3, 2020, the Board, including the Independent Trustees, also unanimously approved the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement is to remain in effect until the earlier of the date on which the New Crescent Sub-Advisory Agreement has been approved by Fund shareholders or 150 days after the Effective Date (the New Crescent Sub-Advisory Agreement together with the Interim Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the December 2-3 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the December 2-3, 2020 meeting, the Board requested and received materials from Crescent Capital to assist them in considering the approval of the Sub-Advisory Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Sub-Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Board.

Cliffwater Corporate Lending Fund

Other Information
December 31, 2020 (Unaudited) (Continued)

The Board engaged in a detailed discussion of the materials with management of Crescent Capital. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Sub-Advisory Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered that the nature and extent of the investment advisory services to be provided by Crescent Capital to the Fund under the Sub-Advisory Agreements, including the selection of Fund investments, and noted that the services would be the same as the services provided under the Original Crescent Sub-Advisory Agreement. The Board also considered that the Sub-Adviser Transaction was not expected to affect the nature, extent and quality of the services to be provided by Crescent Capital under the terms of the Sub-Advisory Agreements. The Board reviewed and considered the qualifications of the investment committee members and other key personnel of Crescent Capital who provide the investment advisory and administrative services to the Fund and will continue to provide such services under the Sub-Advisory Agreements. The Board determined that Crescent Capital’s investment committee members and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account Crescent Capital’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Performance

The Board considered the investment performance of Crescent Capital with respect to its allocated portion of the Fund’s assets. The Board considered the performance of each loan investment originated and managed by Crescent Capital for the Fund and noted that Crescent Capital did not currently manage any other funds that are comparable to the Fund. The Board concluded that the performance of the Fund was satisfactory. The Board agreed that the Sub-Adviser Transaction was not expected to cause any changes that were or could be expected to materially affect the performance of Crescent Capital’s allocated portion of the Fund’s assets.

Fees and Expenses

The Board considered the sub-advisory fees and total expenses of the Fund under the Original Crescent Sub-Advisory Agreement as compared to the sub-advisory fees and total expenses assuming the approval of the Sub-Advisory Agreements. The Board considered that the fee rate that the Fund pays Crescent Capital would not change under the Sub-Advisory Agreements. The Board determined that the fee paid to Crescent Capital was reasonable.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the Sub-Advisory Agreements. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

As to the estimated cost of the services to be provided and the profits to be realized by Crescent Capital, the Board noted that Crescent Capital did not expect any change to its financial condition that was previously reported to the Board that would impair its ability to perform its ongoing responsibilities. The Board acknowledged that Crescent Capital was not expected to receive any ancillary benefits other than the reputational and relationship benefits from its work with the Fund. Accordingly, the Board agreed that Crescent Capital’s compensation was reasonable and its financial condition continued to be stable.

After receiving adequate information, the Board was satisfied that the Sub-Adviser Transaction would not result in any adverse consequences for the Fund. The Board noted representations from Crescent Capital that the Sub-Adviser Transaction was not expected to result in any changes to the services it provides to the Fund, or the personnel providing those services.

Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Sub-Advisory Agreements.

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2020 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (market research firm) (2003 – 2011); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	10	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (financial services firm) (1993 – 2009).	10	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	6	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios)(registered investment company).

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2020 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present). President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	10	Trustee, Investment Managers Series Trust II (13 portfolios) (registered investment company).
Stephen Nesbitt Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004 – Present).	N/A	N/A
Lance J. Johnson Year of birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014 – Present); Senior Vice President, Brown Brothers Harriman & Co. (2013 – 2014).	N/A	N/A

Cliffwater Corporate Lending Fund

Fund Management
December 31, 2020 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – Present; Auditor, PricewaterhouseCoopers (professional services firm) (September 2012 – March 2014).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services, Inc. (financial services firm) (September 2017 – Present); Vice President, Senior Client Service Manager (January 2013 – September 2017), Assistant Vice President, Client Relations Manager (2002 – January 2013).

				N/A	N/A

*

The fund complex consists of the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspiriant Risk-Managed Real Asset Fund and Aspiriant Risk-Managed Capital Appreciation Fund.

**	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

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Investment Manager

Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2020. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended December 31, 2020, and for the year ended December 31, 2019.

	2020	2019
Fee Category	Fees	Fees
Audit Fee	$90,000	72,500
Audit-Related Fees	$-	-
Tax Fees	$6,000	6,000
All Other Fees	$4.098	-
Total Fees	$100,098	78,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the year ended December 31, 2020 and for the year ended December 31, 2019, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AUDAX MANAGEMENT COMPANY, LLC

AUDAX MANAGEMENT COMPANY (NY), LLC

(TOGETHER, THE “FIRM”)

VOTING POLICIES AND PROCEDURES

PURPOSE AND GENERAL STATEMENT

The purpose of these voting policies and procedures is to set forth the principles and procedures by which the Firm votes or gives consents with respect to the securities owned by the separate accounts and pooled investment vehicles advised by the Firm (each, an “Advised Vehicle” and collectively, the “Advised Vehicles”) for which the Firm exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes: (i) any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy; and (ii) any vote or consent provided on behalf of an Advised Vehicle which holds debt of a private company. These policies and procedures have been designed to help ensure that Votes are voted in what the Firm believes to be the best interests of the Advised Vehicles in accordance with the Firm’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

These voting policies and procedures will be made available to the Advised Vehicles (and their investors) upon written request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Copies of relevant proxy logs, identifying how proxies were voted in connection with an Advised Vehicle, will also be made available to the Advised Vehicles (and their investors) upon written request. Copies of relevant proxy logs, identifying how proxies were voted in connection with an Advised Vehicle, will also be made available to the Advised Vehicles (and their investors) upon written request.

POLICY

The Firm and its affiliates engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and providing investment advisory and other services to funds, separate accounts and operating companies. In the ordinary course of conducting the Firm’s activities, the interests of an Advised Vehicle may conflict with the interests of the Firm and/or other Advised Vehicles. For example, one Advised Vehicle may hold senior debt securities in one company while another Advised Vehicle holds equity securities in the same company. Should that company fall into financial distress, the interests of the Advised Vehicles holding senior debt could conflict with the interests of the Advised Vehicles holding equity.

Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Firm votes all Votes is to vote in what the Firm believes to be the best interests of each Advised Vehicle by maximizing the economic value of the relevant Advised Vehicle’s holdings, taking into account the relevant Advised Vehicle’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. The Firm does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of the Firm to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, the Firm reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Chief Legal Officer or the relevant Firm investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Advised Vehicles or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Advised Vehicles. In connection with the voting of Votes, the Firm’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Advised Vehicles and their economic interests.

PROCEDURES

Conflicts of Interest

The Firm’s Chief Legal Officer and Chief Compliance Officer (“CCO”) have the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All proxy votes will require a mandatory conflicts of interest review by the Chief Legal Officer or CCO in accordance with these policies and procedures, which will include consideration of whether the Firm or any investment professional or other person recommending how to vote has an interest in how the proxy vote is voted that may present a conflict of interest. In addition, all Firm investment professionals are expected to perform their tasks relating to the voting of all Votes (including any proxy votes) in accordance with the principles set forth above, according the first priority to the best interest of the relevant Advised Vehicles.

If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO or Chief Legal Officer or any member of the Audax legal team. If any investment professional is pressured or lobbied either from within or outside the Firm with respect to any particular Voting decision, he or she should contact the CCO or Chief Legal Officer. The CCO or Chief Legal Officer will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the affected Advised Vehicles.

Where the Chief Legal Officer deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the Chief Legal Officer will have the power to retain independent fiduciaries, consultants or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Voting

All Firm personnel are responsible for promptly forwarding all proxy materials, consent or proxy requests or notices or materials related thereto to a member of the Audax legal team. The Chief Legal Officer will be responsible for ensuring that each proxy is voted in a timely manner and as otherwise required by the terms of such proxy.

All proxy votes are initially referred to the Chief Legal Officer or appropriate investment professional for a voting decision. In most cases, the Chief Legal Officer or investment professional will make the decision as to the appropriate Vote decision. In making such decision, he or she may rely on any of the information and/or research available to him or her. If the investment professional is making the Voting decision, the investment professional will inform internal counsel of any such Voting decision, and if internal counsel does not object to such decision as a result of his or her conflict of interest review, the proxy will be voted in such manner. If the investment professional and internal counsel are unable to arrive at an agreement as to how to vote, then the Chief Legal Officer may consult with the Firm’s Chief Operating Officer as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the relevant Advised Vehicles’ holdings.

Recordkeeping

The Firm’s Recordkeeping Policies and Procedures apply to proxy votes. Firm personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

RESPONSIBILITY

The Chief Legal Officer will be responsible for administering these procedures.

LAST UPDATED: July 2019

Benefit Street Partners L.L.C.

PROXY POLICY AND PROCEDURE

A.	Introduction/General Principles

In accordance with the Firm’s fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm’s Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm’s proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as “Voting, Consent and/or Action Matters”).

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients’ best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client (i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i)  the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm’s affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm’s Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm’s ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting). The Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

5.	Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm’s Clients on a Client-by-Client basis.

6.	Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client’s interests and the Firm’s interest or between two or more Clients’ interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client- by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C.	Recordkeeping

In accordance with the Firm’s Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

Cliffwater LLC

PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Crescent Capital Group LP

PROXY POLICY AND PROCEDURE

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.” Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

● Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

● Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

● Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures. Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual. The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, Crescent considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

• Crescent lacks written proxy voting policies and procedures;

• Proxies are not identified and processed in a timely manner;

• Proxies are not voted in Clients’ best interests;

• Conflicts of interest between Crescent and a Client are not identified or resolved appropriately;

• Third-party proxy voting services do not vote proxies according to Crescent’s instructions and in Clients’ best interests;

• Proxy voting records, Client requests for proxy voting information, and Crescent’s responses to such requests, are not properly maintained;

• Crescent lacks policies and procedures regarding Clients’ participation in class actions; and

• Crescent fails to maintain documentation associated with Clients’ participation in class actions. Crescent has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

Crescent primarily invests Client assets in fixed income assets which typically do not issue proxies. However, Crescent’s Clients also invest in equity securities and therefore may receive proxies in connection with such assets. Proxies are assets of Crescent’s Clients that must be voted with diligence, care, and loyalty. Crescent will vote each proxy in accordance with its fiduciary duty to its Clients. Crescent will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Crescent will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Portfolio Administration Group coordinates Crescent’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Crescent to maintain certain books and records associated with its proxy voting policies and procedures. Crescent’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that Crescent complies with all applicable recordkeeping requirements associated with proxy voting.

Fixed-Income Securities

In addition to covering the voting of equity securities, this policy also applies generally to voting and/or consent rights relating to fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. However, the policy does not apply to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. This proxy policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of Clients.

For the voting of fixed-income securities, Crescent believes the potential for material conflicts of interest between Clients and Crescent is limited. However, potential conflicts may arise where Crescent or its related persons or entities are named parties to, or are participating in, a bankruptcy work-out or similar committee. Potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.

Absent specific Client instructions, Crescent has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

● The Portfolio Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to Crescent, either by mail or electronically.

● All proxy voting materials received by Crescent shall be immediately forwarded to the Portfolio Administration Group.

● The Portfolio Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, Crescent shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by Crescent, shall be forwarded to such third-party designee for voting and submission.

● The Portfolio Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of Crescent (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

● Crescent’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where Crescent has proxy voting authority.

● The relevant member of the investment staff should inform the Portfolio Administration Group of his or her proxy vote decision. The Portfolio Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).

Conflicts of Interest

● The relevant investment professionals will consider whether Crescent is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

○ Crescent provides investment advice to a publicly traded company (an “Issuer”). Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○ Crescent provides investment advice to an officer or director of an Issuer. Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○ An issuer or some other third party offers Crescent or a Supervised Person compensation in exchange for voting a proxy in a particular way;

○ A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. Crescent receives a proxy solicitation from that Issuer; and

○ Crescent’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.

● If Crescent detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

○ The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief

Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.

○ The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in Crescent’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

○ The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

■ A vote’s likely short-term and long-term impact on the Issuer;

■ Whether the Issuer has responded to the subject of the proxy vote in some other manner;

■ Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

■ Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

■ Whether the proposal appears consistent with Clients’ best interests.

○ If the Committee is unable to reach a unanimous decision regarding the proxy vote, Crescent will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

● If no material conflict of interest is identified, the Portfolio Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.

● Crescent will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Crescent may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Crescent’s ability to sell the affected security during a blocking period that can last for several weeks. Crescent believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Crescent generally abstains from voting when share blocking is required. The Portfolio Administration Group will prepare and maintain memoranda describing the rationale for any instance in which Crescent does not vote a Client’s proxy.

● The Portfolio Administration Group will retain the following information in connection with each proxy vote:

○ The Issuer’s name;

○ The security’s ticker symbol or CUSIP, as applicable;

○ The shareholder meeting date;

○ The number of shares that Crescent voted;

○ A brief identification of the matter voted on;

○ Whether the matter was proposed by the Issuer or a security-holder;

○ Whether Crescent cast a vote;

○ How Crescent cast its vote (for the proposal, against the proposal, or abstain); and

○ Whether Crescent cast its vote with or against management.

● If Crescent votes the same proxy in two directions, the Portfolio Administration Group will maintain documentation describing the reasons for each vote (e.g., Crescent believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

● Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

● Proxies received after a Client terminates its advisory relationship with Crescent will not be voted. The Portfolio Administration Group will promptly return such proxies to the sender, along with a statement indicating that Crescent’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Crescent.

Legal Actions

From time to time, Crescent clients and former clients own or have owned securities that are the subject of class action lawsuits or bankruptcy proceedings. Generally, holders of securities within a given class period or bankruptcy are entitled to participate in the recovery or settlement in a lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment unless they have filed a timely Opt Out notice with the court or claims administrator.

Crescent views filing of Proofs of Claim in lawsuits as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements or bankruptcy proceedings. Crescent sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance legal action processing functions. Crescent’s actions and responsibilities with respect to legal actions will depend on the role of the Firm with respect to the client or fund.

For Investment Advisory Accounts, Crescent will:

● not take responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and

● notify the Investment Advisory Account’s third party custodian, with a copy to the client/fund, of any Opt Out Notice or Proof of Claim received by Crescent from the settlement administrator or the court that is addressed to the Investment Advisory Account at Crescent’s address.

For Crescent/BNY Mellon Custodial Accounts:

● Crescent will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent Crescent receives written notice of such rights.

● BNY Mellon will file Proofs of Claim for the Custodial Accounts except when the Account notifies Crescent that it intends to opt out (or has already opted out).

● Crescent has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of Crescent/BNY Mellon Custodial

Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.

For Crescent Funds, if Crescent receives written notice of the right to participate in or opt out of, a legal action, the Firm will:

● notify the Product Group who will make the determination whether to exercise Opt Out rights relating to those Crescent Funds, and

● notify Legal of the timing and filing requirements for a Proof of Claim. Legal will coordinate with the Product Group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

Portfolio Administration Group will present copies of all proxy voting material and notices of class action, bankruptcy and other security related proceedings to the Crescent Trading and Brokerage Committee at the Committee meeting immediately following the receipt of such materials.

Disclosures to Clients and Investors

Crescent includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how Crescent voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, Crescent does not disclose how it expects to vote on upcoming proxies. Additionally, Crescent does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC (the “Investment Manager”), Audax Management Company, and Crescent Capital Group LP (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of the Cliffwater Corporate Lending Fund as of March 11, 2021:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer and Chief Investment Officer	Since Inception	Chief Executive Officer, Chief Investment Officer, Cliffwater LLC (2004-Present)	Portfolio Management
Kevin P. Magid	President, Audax Private Debt	June 6, 2019	President, Audax Private Debt, Audax Management Company (NY), LLC (2000-Present)	Portfolio Management

Michael P. McGonigle	Managing Director, Senior Debt	June 6, 2019	Managing Director, Audax Management Company (NY), LLC (2007-Present)	Portfolio Management
Jason A. Breaux	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (2000-Present)	Portfolio Management
John S. Bowman	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (2012-Present)	Portfolio Management
Christopher G. Wright	Managing Director	December 27, 2019	Managing Director, Crescent Capital Group LP (2001-Present)	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Corporate Lending Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of December 31, 2020:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	16 Accounts $1,355M
Kevin P. Magid[1]	1 Account $364M	18 Accounts $4,349M	1 Account $262M	0 Accounts N/A	1 Account $18M	11 Accounts $1,006M
Michael P. McGonigle[1]	1 Account $364M	8 Accounts $1,397M	1 Account $262M	0 Accounts N/A	1 Account $18M	11 Accounts $1,006M
Jason A. Breaux	2 Account $1,228M	7 Accounts $3,405K	2 Accounts $546M	0 Accounts N/A	0 Accounts N/A	1 Account $339M
John S. Bowman	1 Account $52M	13 Accounts $3,170M	1 Account $454M	0 Accounts N/A	7 Accounts $1,397M	2 Accounts $862M
Christopher G. Wright	2 Accounts $1,228M	27 Accounts $9,015M	3 Accounts $547M	1 Account $254M	4 Accounts $1,122M	0 Accounts N/A

[1]	As of September 30, 2020.

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Cliffwater LLC - Stephen L. Nesbitt has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Mr. Nesbitt’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

Audax Management Company (NY), LLC - Audax has developed a competitive compensation system that is designed to attract, motivate and retain key investment professionals. Audax manages multiple vehicles with varying fee structures so, in addition to competitive base salaries and benefits, portfolio managers are eligible for discretionary variable compensation that is designed to align Audax’s interests with those of its investors. Discretionary variable compensation consists of bonuses and may include compensation tied to profitability (where applicable). Discretionary compensation is not based on a precise formula, benchmark or other metric. Bonuses typically make up a material percentage of total compensation and are awarded annually based upon individual and firm performance. Compensation may vary from year to year based on a number of factors.

Crescent Capital Group LP - Crescent Capital typically compensates fund portfolio managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent Capital. Crescent Capital’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. Crescent Capital may also provide the fund portfolio managers additional compensation in the form of fee sharing and incentive fees tied to performance. Portfolio manager compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent Capital’s compensation is tied to the overall profitability of the firm, which, in essence is correlated with the firm’s ability to grow assets. Crescent Capital does not believe that such a substantial part of the portfolio managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Stephen L. Nesbitt	Over $1,000,000
Kevin P. Magid	None
Michael P. McGonigle	None
Sinjin Bowron	None
Jason A. Breaux	None
John S. Bowman	None
Christopher G. Wright	None

[1]	As of December 31, 2020

(b) Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Corporate Lending Fund

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	March 11, 2021

By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)

Date	March 11, 2021